UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2008

GigOptix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-153362	26-2439072
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2400 Geng Road Suite 100, Palo Alto, CA		94303
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:   (650) 424-1937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct

Item 1.01	Entry into a Material Definitive Agreement.

On January 21, 2009, GigOptix, Inc. (the “Company”) entered into an Unconditional Guaranty, wherein the Company fully guarantees all of the obligations of its wholly owned subsidiary, GigOptix LLC, (the “Guaranty”) under a Loan and Security Agreement dated as of October 5, 2007 by and between GigOptix LLC and Silicon Valley Bank (the “Loan Agreement”).  The Company agreed to execute the Guaranty in connection with GigOptix LLC’s execution on January 28, 2009 of a Default Waiver and Fourth Amendment to Loan and Security Agreement between the Company and Silicon Valley Bank, which is effective as of December 31, 2008 (“the Amendment”).  Pursuant to the terms of the Amendment, Silicon Valley Bank waives GigOptix LLC’s pre-existing default under the Loan Agreement and also extends the maturity of the Loan Agreement through February 28, 2009.  Additionally, in connection with the execution of the Amendment and the Guaranty, the Company has issued a warrant to purchase 4,125 shares of its common stock to Silicon Valley Bank, as a replacement of the warrant issued by GigOptix LLC to Silicon Valley Bank in connection with the execution of the Loan Agreement.

A copy of the Guaranty is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  Attached hereto as Exhibit 10.2 is a copy of the Amendment, which is incorporated herein by reference.  Attached hereto as Exhibit 4.1 is the Warrant issued by the Company to Silicon Valley Bank, which is incorporated herein by reference.  The foregoing descriptions of the Guaranty, Amendment and Warrant do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2 and 4.1 respectively.

On January 26, 2009, the Company executed an amendment (the “Lease Amendment”) to the Lease Agreement between GigOptix LLC and EOP-Embarcadero Place, L.L.C., dated as of March 21, 2005 (the “Lease”), whereby the Company replaces GigOptix LLC as the Tenant under the Lease.  In addition, the Lease Amendment extends the term of the original Lease and changes the rent rates.  A copy of the Lease Amendment is attached hereto as Exhibit 10.7 and is incorporated herein by reference.  The foregoing description of the Lease Amendment does not purport to be complete and is qualified by its entirety by reference to Exhibit 10.7.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Warrant issued to Silicon Valley Bank on January 21, 2009
4.2	Warrant issued to Silicon Valley Bank on October 5, 2007
10.1	Unconditional Guaranty between the Company and Silicon Valley Bank, dated as of January 21, 2009
10.2	Default Waiver and Fourth Amendment to Loan and Security Agreement between GigOptix LLC and Silicon Valley Bank, effective as of December 31, 2008.
10.3	Loan and Security Agreement, dated as of October 5, 2007, by and between GigOptix LLC and Silicon Valley Bank
10.4	First Amendment to Loan and Security Agreement, dated as of August 21, 2008, by and between GigOptix LLC and Silicon Valley Bank
10.5	Default Waiver and Second Amendment to Loan and Security Agreement, dated as of September 26, 2008, by and between GigOptix LLC and Silicon Valley Bank
10.6	Third Amendment to Loan and Security Agreement, dated as of October 27, 2008, by and between GigOptix LLC and Silicon Valley Bank
10.7	First Amendment dated as of January 26, 2009 by and between EOP - Embarcadero Place, L.L.C. and the Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Dr. Avi Katz
Name:	Dr. Avi Katz
Title:	Chief Executive Officer

Date: January 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

4.1	Warrant issued to Silicon Valley Bank on January 21, 2009
4.2	Warrant issued to Silicon Valley Bank on October 5, 2007
10.1	Unconditional Guaranty between the Company and Silicon Valley Bank, dated as of January 21, 2009
10.2	Default Waiver and Fourth Amendment to Loan and Security Agreement between GigOptix LLC and Silicon Valley Bank, effective as of December 31, 2008.
10.3	Loan and Security Agreement, dated as of October 5, 2007, by and between GigOptix LLC and Silicon Valley Bank
10.4	First Amendment to Loan and Security Agreement, dated as of August 21, 2008, by and between GigOptix LLC and Silicon Valley Bank
10.5	Default Waiver and Second Amendment to Loan and Security Agreement, dated as of September 26, 2008, by and between GigOptix LLC and Silicon Valley Bank
10.6	Third Amendment to Loan and Security Agreement, dated as of October 27, 2008, by and between GigOptix LLC and Silicon Valley Bank
10.7	First Amendment dated as of January 26, 2009 by and between EOP - Embarcadero Place, L.L.C. and the Company